EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

Dividend Capital Trust, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                    /s/   KPMG LLP

Denver, Colorado
May 15, 2003